UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.
(Exact name of registrant as specified in charter)

530 Fifth Avenue, 26th Floor, New York, New York 10036
(Address of principal executive offices) (Zip code)

Eugene S. Stark

General American Investors Company, Inc.

530 Fifth Avenue

26th Floor

New York, New York 10036

(Name and address of agent for service)

Copy to:

John E. Baumgardner, Jr., Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

TO THE STOCKHOLDERS

F

or the six months ended June 30, 2018, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was 2.33% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was 1.22%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was 2.65% during this period. For the twelve months ended June 30, 2018, return on net asset value was 11.61% and return to our stockholders was 10.69% which compares to the return of the S&P 500 Stock Index of 14.38%. During both time periods, the discount at which our shares traded continued to fluctuate and on June 30, 2018 it was 15.9%.

As detailed in the accompanying financial statements (unaudited), as of June 30, 2018, the net assets applicable to the Company’s Common Stock were $1,051,545,612 equal to $40.82 per Common Share.

The increase in net assets resulting from operations for the six months ended June 30, 2018 was $18,184,719. During this period, the net realized gain on investments sold was $31,828,411 and the decrease in net unrealized appreciation was $12,750,034. Net investment income for the six months was $4,762,328. Distributions to preferred shareholders amounted to $5,655,986 and distributions to common shareholders totaled $13,105,940. During the six months, the Company also repurchased 691,078 of its shares at a cost of $24,016,612, an average discount to net asset value of 15.5%.

The U.S. equity and bond markets remain in balance, weighing pro-growth tax and regulatory policy, in a moderate inflation environment, on one side with tightening monetary policies, trade tensions and political uncertainty on the other.

Long-term interest rates, meanwhile, appear to have stabilized below recent highs, enabling earnings multiples for the S&P 500 to slow their descent while earnings estimates have increased modestly. Business and consumer confidence remain high and employment data strong with employee quit rates rising. Wages have improved at a modest pace, more likely reflecting the cross-over of younger and inexperienced workers entering the workforce at lower wages, as older and higher paid workers retire. Inflation may also be constrained given excess capacity is above prior economic cycle peaks.

Domestically, taxes and regulatory relief have been the countervailing force to world trade issues as U.S. companies have experienced higher earnings growth when compared to their foreign competitors. The S&P 500 is anticipated to have 2 consecutive year-over-year quarterly increases in earnings of more than 22%, with some deceleration expected in the 3rd and 4th quarters. Estimates for next year are more moderate at 9-11%, but nonetheless seem able to sustain earnings multiples in the mid-teens provided interest rates remain constrained.

Financial leverage in the U.S. has been rising with some problem areas cropping up. Sub-prime autos, education and credit card debt are the primary culprits. As well, the use of leveraged loans and elevating corporate and government debt all appear materially higher than in recent years. In the U.S., corporate debt to GDP is now 45% and exceeds prior cycle highs. BBB rated debt, the lowest investment grade rating, is now 50% of total corporate debt and the median rating by Standard & Poor’s is just one notch above junk.

In sum, the economic environment remains supportive of equities, albeit risks have risen. Valuations appear fair given estimated earnings growth and current interest rates. Corporations continue to return capital to shareholders through sizeable share repurchases and increased dividends. Merger and acquisition activity is picking up. Longer-term, problems may arise that have inflamed market volatility historically.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through June 30, 2018. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

July 18, 2018

2

STATEMENT OF INVESTMENTS June 30, 2018 (Unaudited)
General American Investors

	Shares	Common Stocks	Value (note 1a)
Consumer Discretionary (16.2%)	Automobiles and Components (0.5%)
	434,063	Ford Motor Company(Cost $5,091,724)	$4,805,078

	Media (4.0%)
	10,000	Charter Communications, Inc. (a)	2,932,100
	419,285	Discovery, Inc. (a)	11,530,338
	291,599	GCI Liberty, Inc. - Class A (a)	13,145,283
	460,196	Sinclair Broadcast Group, Inc. - Class A	14,795,301
		(Cost $39,374,752)	42,403,022
	Retailing (11.7%)
	18,000	Amazon.com, Inc. (a)	30,596,400
	335,279	Liberty Expedia Holdings, Inc. (a)	14,732,159
	420,000	Macy’s, Inc.	15,720,600
	648,268	The TJX Companies, Inc.	61,702,148
		(Cost $40,648,549)	122,751,307
		(Cost $85,115,025)	169,959,407

Consumer Staples (16.9%)	Food, Beverage, and Tobacco (11.7%)
	225,118	Danone (France)	16,530,901
	93,210	Diageo plc ADR (United Kingdom)	13,423,172
	450,000	Nestle S.A. (Switzerland)	34,947,486
	210,000	PepsiCo, Inc.	22,862,700
	625,000	Unilever N.V. (Netherlands/United Kingdom)	34,883,050
		(Cost $62,610,114)	122,647,309
	Food and Staples Retailing (5.2%)
	103,781	Costco Wholesale Corporation	21,688,153
	476,459	The Kroger Co.	13,555,259
	230,200	Wal-Mart Stores, Inc	19,716,630
		(Cost $33,548,321)	54,960,042
		(Cost $96,158,435)	177,607,351

Energy (8.4%)	207,500	Anadarko Petroleum Corporation	15,199,375
	1,127,947	Cameco Corporation (Canada)	12,689,404
	1,525,000	Ensco plc - Class A (United Kingdom)	11,071,500
	3,830,440	Gulf Coast Ultra Deep Royalty Trust	327,503
	445,000	Halliburton Company	20,051,700
	1,558,600	Helix Energy Solutions Group, Inc. (a)	12,983,138
	140,000	Phillips 66	15,723,400
		(Cost $60,104,178)	88,046,020

Financials (20.6%)	Banks (1.8%)
	110,000	M&T Bank Corporation(Cost $560,176)	18,716,500

	Diversified Financials (5.1%)
	105,000	American Express Company	10,290,000
	205,000	JPMorgan Chase & Co.	21,361,000
	370,000	Nelnet, Inc	21,611,700
		(Cost $12,656,888)	53,262,700
	Insurance (13.7%)
	154,552	Aon plc (United Kingdom)	21,199,898
	1,200,000	Arch Capital Group Ltd. (a) (Bermuda)	31,752,000
	275,000	Axis Capital Holdings Limited (Bermuda)	15,295,500
	110	Berkshire Hathaway Inc. - Class A (a) (b)	31,024,401
	120,000	Everest Re Group, Ltd. (Bermuda)	27,657,600
	400,000	MetLife, Inc.	17,440,000
		(Cost $41,917,542)	144,369,399
		(Cost $55,134,606)	216,348,599

3

STATEMENT OF INVESTMENTS June 30, 2018 (Unaudited) - continued
General American Investors

	Shares	Common Stocks (continued)	Value (note 1a)
Health Care (8.2%)	Pharmaceuticals, Biotechnology, and Life Sciences
	1,617,923	Arantana Therapeutics, Inc. (a)	$6,876,173
	165,000	Celgene Corporation (a)	13,104,300
	443,600	Gilead Sciences, Inc.	31,424,624
	299,942	Intra-Cellular Therapies, Inc. (a)	5,299,975
	200,191	Merck & Co., Inc.	12,151,594
	386,364	Paratek Pharmaceuticals, Inc. (a)	3,940,913
	380,808	Pfizer Inc.	13,815,714
		(Cost $50,335,606)	86,613,293

Industrials (9.1%)	Capital Goods (4.0%)
	149,131	Eaton Corporation plc (Ireland)	11,146,051
	295,000	General Electric Company	4,014,950
	217,541	United Technologies Corporation	27,199,151
		(Cost $34,225,347)	42,360,152
	Commercial and Professional Services (5.1%)
	787,800	Republic Services, Inc.(Cost $11,167,520)	53,854,008
		(Cost $45,392,867)	96,214,160

Information Technology (26.0%)	Semiconductors and Semiconductor Equipment (4.9%)
	209,756	Applied Materials, Inc.	9,688,630
	192,850	ASML Holding N.V. (Netherlands)	38,178,514
	13,400	Broadcom Limited	3,251,376
		(Cost $14,209,773)	51,118,520
	Software and Services (12.8%)
	35,500	Alphabet Inc. (a)	39,605,575
	126,474	DXC Technology Company	10,195,069
	615,000	eBay Inc. (a)	22,299,900
	70,000	Facebook, Inc. - Class A (a)	13,602,400
	500,686	Microsoft Corporation	49,372,646
		(Cost $82,172,515)	135,075,590
	Technology, Hardware, and Equipment (8.3%)
	104,000	Apple Inc.	19,251,440
	640,000	Cisco Systems, Inc.	27,539,200
	133,966	InterDigital, Inc.	10,837,850
	335,036	QUALCOMM Incorporated	18,802,220
	131,309	Universal Display Corporation	11,292,574
		(Cost $43,204,418)	87,723,284
		(Cost $139,586,706)	273,917,394

Miscellaneous (5.4%)		Other (c)(Cost $57,623,205)	56,859,923

Telecommunication	421,252	Vodafone Group plc ADR (United Kingdom)(Cost $13,448,136)	10,240,636
Services (1.0%)		TOTAL COMMON STOCKS (111.8%)(Cost $602,898,764)	1,175,806,783

	Warrant	Warrant (a)
Technology, Hardware, and Equipment (0.0%)	281,409	Applied DNA Sciences, Inc./November 14, 2019/$3.50(Cost $2,814)	78,794

Call Option	Contracts (100 shares each)	Company/Expiration Date/Exercise Price
Software and Services (0.0%)	1,000	eBay Inc./July 20, 2018/$39(Cost $122,785)	10,000

Put Option
Retailing (0.0%)	1,000	TJX Companies, Inc./January 18, 2019/$90(Cost $419,488)	350,000

4

STATEMENT OF INVESTMENTS June 30, 2018 (Unaudited) - continued
General American Investors

Shares	SHORT-TERM SECURITY AND OTHER ASSETS		Value (note 1a)
75,004,069	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.7% (d) (7.2%)	(Cost $75,004,069)	$75,004,069
TOTAL INVESTMENTS (e) (119.0%)(Cost $678,447,920)			1,251,249,646
Liabilities in excess of receivables and other assets (-0.9%)			(9,586,859)
			1,241,662,787
PREFERRED STOCK (-18.1%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,051,545,612

ADR - American Depository Receipt

(a)Non-income producing security.

(b)Security is held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)7-day yield.

(e)At June 30, 2018, the cost of investments for Federal income tax purposes was $682,158,426; aggregate gross unrealized appreciation was $589,732,794; aggregate gross unrealized depreciation was $20,641,574; and net unrealized appreciation was $569,091,220.

MAJOR STOCK CHANGES(a): Three Months Ended June 30, 2018 (Unaudited)

Increases	Net Shares Transacted	Shares Held
New Positions
Facebook, Inc. - Class A	---	70,000	(b)
The Kroger Co.	476,459	476,459

Additions
Anadarko Petroleum Corporation	97,500	207,500
Danone	5,118	225,118
Discovery, Inc.	15,000	419,285
DXC Technology Company	10,474	126,474
Eaton Corporation plc	25,000	149,131
Halliburton Company	25,000	445,000
Paratek Pharmaceuticals, Inc.	77,500	386,364
PepsiCo, Inc.	15,000	210,000
Phillips 66	15,000	140,000
Sinclair Broadcast Group, Inc. - Class A	123,951	460,196
United Technologies Corporation	27,541	217,541
Wal-Mart Stores, Inc.	30,200	230,200

Decreases
Elimination
Johnson Controls International plc	315,500	---
Oracle Corporation	243,247	---

Reductions
Apple Inc.	10,000	104,000
Applied Materials, Inc.	40,000	209,756
Helix Energy Solutions Group, Inc.	162,559	1,558,600
Macy’s, Inc.	80,000	420,000
The TJX Companies, Inc.	95,000	648,268
Universal Display Corporation	10,000	131,309

(a)Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.

(b)Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(see notes to unaudited financial statements)

5

PORTFOLIO DIVERSIFICATION June 30, 2018 (Unaudited)
General American Investors

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of June 30, 2018 is shown in the table.

Industry Category	Cost (000)	Value (000)	Percent Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$14,210	$51,119	4.9%
Software & Services	82,296	135,086	12.8
Technology, Hardware, & Equipment	43,207	87,802	8.3
	139,713	274,007	26.0
Financials
Banks	560	18,716	1.8
Diversified Financials	12,657	53,263	5.1
Insurance	41,918	144,369	13.7
	55,135	216,348	20.6
Consumer Staples
Food, Beverage, & Tobacco	62,610	122,647	11.7
Food & Staples Retailing	33,548	54,960	5.2
	96,158	177,607	16.9
Consumer Discretionary
Automobiles & Components	5,092	4,805	0.5
Media	39,375	42,403	4.0
Retailing	41,067	123,102	11.7
	85,534	170,310	16.2
Industrials
Capital Goods	34,225	42,360	4.0
Commercial & Professional Services	11,168	53,854	5.1
	45,393	96,214	9.1
Energy	60,104	88,046	8.4
Health Care
Pharmaceuticals, Biotechnology, & Life Sciences	50,336	86,613	8.2
Miscellaneous**	57,623	56,860	5.4
Telecommunication Services	13,448	10,241	1.0
	603,444	1,176,246	111.8
Short-Term Securities	75,004	75,004	7.2
Total Investments	$678,448	1,251,250	119.0

Other Assets and Liabilities - Net		(9,587)	(0.9)
Preferred Stock		(190,117)	(18.1)
Net Assets Applicable to Common Stock		$1,051,546	100.0%

*Net Assets applicable to the Company’s Common Stock.

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

STATEMENT OF OPTIONS WRITTEN June 30, 2018 (Unaudited)

Call Options	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/EXERCISE PRICE	Value (note 1a)
Retailing (0.2%)	287	The TJX Companies, Inc./ July 20, 2018/$80	$450,590
	900	The TJX Companies, Inc./ July 20, 2018/$85	972,000
	1,000	The TJX Companies, Inc./ January 18, 2019/$100	410,000
		(Premiums Received $765,792)	1,832,590

Food and Staples400 Retailing (0.0%)		Costco Wholesale Corporation/July 20, 2018/$200 (Premiums Received $219,232)	414,000

Software and Services (0.0%)	240	Facebook, Inc. - Class A/August 17, 2018/$190 (Premiums Received $251,028)	285,600

		TOTAL CALL OPTIONS(Total Premiums Received $1,236,052)	$2,532,190

The maximum cash outlay if all call options are exercised is $32,506,000.

(see notes to unaudited financial statements)

6

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 (Unaudited)
General American Investors

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $602,898,764)		$1,175,806,783
Warrant (cost $2,814; note 4)		78,794
Purchased options (cost $542,273)		360,000
Money market fund (cost $75,004,069)		75,004,069

Total investments (cost $678,447,920)		1,251,249,646

RECEIVABLES AND OTHER ASSETS
Cash	$319,422
Dividends, interest, and other receivables	2,206,881
Qualified pension plan asset, net excess funded (note 7)	4,891,134
Present value of future office lease payments (note 8)	5,499,595
Prepaid expenses, fixed assets, and other assets	2,041,906	14,958,938

TOTAL ASSETS		1,266,208,584

Liabilities
Payable for securities purchased	4,174,307
Accrued compensation payable to officers and employees	2,142,500
Outstanding options written, at value (premiums received $1,236,052; note 4)	2,532,190
Accrued preferred stock dividend not yet declared	219,955
Accrued supplemental pension plan liability (note 7)	5,892,863
Accrued supplemental thrift plan liability (note 7)	3,829,520
Present value of future office lease payments (note 8)	5,499,595
Accrued expenses and other liabilities	254,867

TOTAL LIABILITIES		24,545,797

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 25,762,058 shares (note 5)		$1,051,545,612

NET ASSET VALUE PER COMMON SHARE		$40.82

Net Assets Applicable To Common Stock
Common Stock, 25,762,058 shares at par value (note 5)	$25,762,058
Additional paid-in capital (note 5)	428,515,295
Undistributed net investment income (note 5)	2,368,266
Undistributed net realized gain on common stocks, options, and other	31,906,242
Unallocated distributions on Preferred Stock	(5,875,941)
Unrealized appreciation on common stocks, warrant, options, and other	571,505,588
Accumulated other comprehensive loss (note 7)	(2,635,896)

NET ASSETS APPLICABLE TO COMMON STOCK		$1,051,545,612

(see notes to unaudited financial statements)

7

STATEMENT OF OPERATIONS Six months ended June 30, 2018 (Unaudited)
General American Investors

Income
Dividends (net of foreign withholding taxes of $603,221)		$10,396,660
Interest		747,144
		11,143,804
Expenses
Investment research	$3,468,512
Administration and operations	1,739,782
Office space and general	631,458
Directors’ fees and expenses	145,330
Transfer agent, custodian, and registrar fees and expenses	135,634
Auditing and legal fees	131,448
State and local taxes	86,806
Stockholders’ meeting and reports	42,506	6,381,476
NET INVESTMENT INCOME		4,762,328

Realized Gain and Change in Unrealized Appreciation on Investments (notes 1, 3 and 4)
Net realized gain on investments:
Common stock and warrant transactions	31,298,245
Purchased option transactions	303,780
Written option transactions	226,386
	31,828,411
Net decrease in unrealized appreciation:
Common stocks and warrant	(9,375,960)
Purchased options	(1,984,499)
Written options	(1,389,575)
	(12,750,034)
GAINS AND DEPRECIATION ON INVESTMENTS		19,078,377
NET INVESTMENT INCOME, GAINS, AND DEPRECIATION ON INVESTMENTS		23,840,705
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(5,655,986)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$18,184,719

STATEMENT OF CHANGES IN NET ASSETS

Operations	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Net investment income	$4,762,328	$8,564,156
Net realized gain on investments	31,828,411	91,833,612
Net increase (decrease) in unrealized appreciation	(12,750,034)	70,336,629
	23,840,705	170,734,397
Distributions to Preferred Stockholders:
From net investment income	—	(2,116,504)
From net capital gains	—	(9,195,468)
Unallocated distributions	(5,655,986)	—
Decrease in net assets from Preferred distributions	(5,655,986)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	18,184,719	159,422,425
OTHER COMPREHENSIVE INCOME
Funded status of defined benefit plans (note 7)	—	1,987,555

Distributions to Common Stockholders
From net investment income	—	(15,212,903)
From net capital gains	(13,105,940)	(71,518,172)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(13,105,940)	(86,731,075)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	—	35,156,383
Cost of Common Shares purchased	(24,016,612)	(61,886,535)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(24,016,612)	(26,730,152)
NET INCREASE (DECREASE) IN NET ASSETS	(18,937,833)	47,948,753

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	1,070,483,445	1,022,534,692
END OF PERIOD (including over/under distributed net investment income of $2,368,266 and ($2,394,592), respectively)	$1,051,545,612	$1,070,483,445

(see notes to unaudited financial statements)

8

FINANCIAL HIGHLIGHTS - continued
General American Investors

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the six months ended June 30, 2018 and for each year in the five-year period ended December 31, 2017. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$40.47	$37.56	$37.74	$39.77	$41.07	$32.68
Net investment income	.18	.32	.30	.48	.32	.17
Net gain (loss) on common stocks, options and other - realized and unrealized	.89	6.23	3.10	(.99)	2.39	10.51
Other comprehensive income (loss)	—	.08	.02	.02	(.13)	.20
	1.07	6.63	3.42	(.49)	2.58	10.88
Distributions on Preferred Stock:
Dividends from net investment income	—	(.04)	(.04)	(.12)	(.04)	(.04)
Distributions from net capital gains	—	(.39)	(.38)	(.27)	(.34)	(.35)
Unallocated	(.22)	—	—	—	—	—
	(.22)	(.43)	(.42)	(.39)	(.38)	(.39)
Total from investment operations	.85	6.20	3.00	(.88)	2.20	10.49
Distributions on Common Stock:
Dividends from net investment income	—	(.30)	(.33)	(.34)	(.32)	(.18)
Distributions from net capital gains	(.50)	(2.99)	(2.85)	(.81)	(3.18)	(1.92)
	(.50)	(3.29)	(3.18)	(1.15)	(3.50)	(2.10)
Net asset value, end of period	$40.82	$40.47	$37.56	$37.74	$39.77	$41.07
Per share market value, end of period	$34.32	$34.40	$31.18	$31.94	$35.00	$35.20
TOTAL INVESTMENT RETURN - Stockholder return, based on market price per share	1.22%*	21.21%	7.59%	(5.34%)	9.32%	34.24%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock, end of period (000’s omitted)	$1,051,546	$1,070,483	$1,022,535	$1,068,028	$1,227,900	$1,229,470
Ratio of expenses to average net assets applicable to Common Stock	1.21%**	1.28%	1.27%	1.17%	1.10%	1.27%
Ratio of net income to average net assets applicable to Common Stock	0.90%**	0.79%	0.78%	1.17%	0.78%	0.47%
Portfolio turnover rate	11.47%*	19.58%	20.29%	14.41%	14.98%	17.12%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	653%	663%	638%	662%	746%	747%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.88	$26.59	$25.77	$26.75	$26.01	$25.30

*Not annualized

**Annualized

(see notes to unaudited financial statements)

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

1.Significant Accounting Policies - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

9

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

1.Significant Accounting Policies - (Continued from bottom of previous page.)

a.Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b.Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c.Security Transactions and Investment Income Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d.Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e.Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f.Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g.Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h.Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2.Fair Value Measurements - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

10

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

2.Fair Value Measurements - (Continued from bottom of previous page.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of June 30, 2018:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,175,806,783	—	—	$1,175,806,783
Warrant	78,794	—	—	78,794
Purchased options	360,000	—	—	360,000
Money market fund	75,004,069	—	—	75,004,069
Total	$1,251,249,646	—	—	$1,251,249,646
Liabilities
Options written	$(2,532,190)	—	—	$(2,532,190)

Transfers of securities between levels, if any, are reported as of the actual date of reclassification. No such transfers occurred during the six months ended June 30, 2018.

3.Purchases and Sales of Securities - Purchases and sales of securities (other than short-term securities and options) for the six months ended June 30, 2018 amounted to $174,453,490 and $133,069,219, on long transactions, respectively.

4.Options - The level of activity in purchased and written options varies from year to year based upon market conditions. Transactions in purchased calls and put options, as well as written covered call options and collateralized put options for the six months ended June 30, 2018 were as follows:

Purchased Options	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2017	4,500	$333,937	2,100	$713,037
Purchased	1,000	122,785	2,950	732,886
Exercised	(3,000)	(302,375)	(2,450)	(707,748)
Expired	(1,500)	(31,562)	(1,600)	(318,687)
Outstanding, June 30, 2018	1,000	$122,785	1,000	$419,488
Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2017	2,100	$705,936	—	$—
Written	7,488	3,181,089	3,330	1,141,285
Terminated in closing purchase transactions	(6,261)	(2,394,500)	(3,028)	(1,024,606)
Options Assigned	0	0	(302)	(116,679)
Expired	(500)	(256,473)	—	—
Outstanding, June 30, 2018	2,827	$1,236,052	—	$—

5.Capital Stock and Dividend Distributions - The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 25,762,058 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on June 30, 2018.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the six months ended June 30, 2018 and the year ended December 31, 2017 were as follows:

	Shares		Amount
	2018	2017	2018	2017
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	—	1,047,100	—	$1,047,100
Increase in paid-in capital			—	34,109,283
Total increase			—	35,156,383
Par value of Shares purchased (at an average discount from net asset value of 15.5% and 15.8%, respectively)	(691,078)	(1,815,079)	$(691,078)	(1,815,079)
Decrease in paid-in capital			(23,325,534)	(60,071,456)
Total decrease			(24,016,612)	(61,886,535)
Net decrease	(691,078)	(767,979)	$(24,016,612)	$(26,730,152)

11

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

5.Capital Stock and Dividend Distributions - (Continued from bottom of previous page.)

At June 30, 2018, the Company held in its treasury 6,218,814 shares of Common Stock with an aggregate cost of $204,598,621.

The tax basis distributions during the year ended December 31, 2017 are as follows: ordinary distributions of $17,329,407 and net capital gains distributions of $80,713,640. As of December 31, 2017, distributable earnings on a tax basis included $16,747,116 from undistributed net capital gains and $580,692,277 from net unrealized appreciation on investments if realized in future years. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2017. As a result, additional paid-in capital was decreased by $1,517 and over-distributed net investment income was decreased by $1,517. As of December 31, 2017, the Company had straddle loss deferrals of $131,762. Net assets were not affected by this reclassification.

6.Officers’ Compensation - The aggregate compensation accrued and paid by the Company during the six months ended June 30, 2018 to its officers (identified on back cover) amounted to $3,364,000.

7.Benefit Plans - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the six months ended June 30, 2018 were:

Service cost	$257,945
Interest cost	434,131
Expected return on plan assets	(751,422)
Amortization of prior service cost	293
Amortization of recognized net actuarial loss	139,909
Net periodic benefit cost	$80,856

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the six months ended June 30, 2018 was $278,267. The qualified thrift plan acquired 19,299 shares of the Company’s Common Stock during the six months ended June 30, 2018 and held 647,991 shares of the Company’s Common Stock at June 30, 2018.

8.Operating Lease Commitment - In 2007, the Company entered into an operating lease agreement for office space which expired on January 31, 2018. The Company extended the lease for two months through March 31, 2018 at which time the lease concluded. Total expense for this operating lease was approximately $186,400.

In 2017, the Company entered into a new operating lease agreement for office space which commenced on January 1, 2018 that will expire on October 31, 2028 and provides for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months, credit towards construction of office improvements, and incur escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. The Company has the option to extend the lease for an additional five years at market rates. Total expense for this operating lease was approximately $297,100 through June 30, 2018. Minimum rental commitments (cash payments) under this operating lease are approximately: 2018: $104,000 (2 months); 2019 - 2022: $624,200 (per year); Thereafter: $3,836,500

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. Existing U.S. GAAP does not require the lessee to record an asset and offsetting liability associated with an operating lease. Generally consistent with existing U.S. GAAP, the annual cost of an operating lease will continue to be reflected as an expense in the Statements of Operations and Changes in Net Assets and disclosure of the terms of a lease will continue to be reported in the footnotes to the financial statements. ASU 2016-02 is effective for financial statements issued for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application is permitted and the Company adopted such accounting requirements in conjunction with the expiration of its prior operating lease and entrance into a new operating lease. The above referenced right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities of the Company in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018.

OTHER MATTERS (Unaudited)

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on page 10. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2018 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Copies of Forms N-Q may also be obtained and reviewed at the SEC’s Public Reference Room in Washington, DC or through the Company by calling us at 1-800-436-8401. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 26, 2018, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

GENERAL AMERICAN INVESTORS
COMPANY, INC.

SEMI-ANNUAL REPORT

June 30, 2018

A Closed-End Investment Company

listed on the New York Stock Exchange

530 FIFTH AVENUE

NEW YORK • NY 10036

212-916-8400 • 1-800-436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr. Rodney B. Berens Lewis B. Cullman Clara E. Del Villar John D. Gordan, III Betsy F. Gotbaum	Sidney R. Knafel Rose P. Lynch Jeffrey W. Priest Henry R. Schirmer Raymond S. Troubh

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer

Andrew V. Vindigni, Senior Vice-President

Craig A. Grassi, Vice-President

Sally A. Lynch, Vice-President

Anang K. Majmudar, Vice-President

Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer

Diane G. Radosti, Treasurer

Linda J. Genid, Corporate Secretary

SERVICE COMPANIES

Counsel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian State Street Bank and Trust Company	Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.amstock.com

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

			(c) Total Number of Shares	(d) Maximum Number (or Approximate
	(a) Total Number	(b) Average Price	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
Period	of shares (or Units)	Paid per Share	of Publicly Announced Plans	that May Yet Be Purchased Under
2018	Purchased	(or Unit)	or Programs	the Plans or Programs
01/01-01/31	232,357	35.6044	232,357	1,687,361
02/01-02/28	45,006	34.5994	45,006	1,642,355
03/01-03/31	84,176	34.000	84,176	1,558,179
04/01-04/30	128,531	33.9536	128,531	1,429,648
05/01-05/31	110,558	34.3055	110,558	1,319,090
06/01-06/30	90,450	35.0213	90,450	1,228.640
Total for year	691,078		691,078

Note-	The Board of Directors has authorized the repurchase of the registrant’s common stock when the shares are trading at a discount from the underlying net asset value of at least 8%. This represents a continuation of the repurchase program which began in March 1995. As of the beginning of the period, January 1, 2018, there were 1,895,059 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period, June 30, 2018, there were 1,228,640 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

			(c) Total Number of Shares	(d) Maximum Number (or Approximate
	(a) Total Number	(b) Average Price	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
Period	of shares (or Units)	Paid per Share	of Publicly Announced Plans	that May Yet Be Purchased Under
2018	Purchased	(or Unit)	or Programs	the Plans or Programs
01/01-01/31	-		-	604,687
02/01-02/28	-		-	604,687
03/01-03/31	-		-	604,687
04/01-04/30	-		-	604,687
05/01-05/31	-		-	604,687
06/01-06/30	-		-	604,687
Total	0		0

Note-	The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a price not in excess of $25.00 per share. As of the beginning of the period, January 1, 2018, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, June 30, 2018, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 20, 2018.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 30, 2018, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of June 30, 2018, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:	/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration

Date: August 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey W. Priest
Jeffrey W. Priest
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 2, 2018

By:	/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration
(Principal Financial Officer)

Date: August 2, 2018